THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

March 31, 2019

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 11.88% and 11.91%, respectively, in the first quarter of 2019, finishing roughly in line with the Russell 1000 Value Index (Russell Value) which was up 11.93%. Meanwhile, the Standard & Poor’s 500 Index (S&P 500) advanced 13.65%. As long term investors, we are proud to highlight that Sound Shore’s 20 year annualized returns of 7.30% and 7.51%, for SSHFX and SSHVX, respectively, were ahead of the Russell Value at 6.68% and the S&P 500 at 6.04%.

We are required by FINRA to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Global stock markets rebounded to start the year as investors were encouraged by central banks’ pausing on interest rate hikes and solid corporate earnings. Participation was broad with all 11 S&P 500 sectors solidly in positive territory. While the market appeared to incorporate a Goldilocks, “just-right” outlook, skepticism was still evident as suggested by the bond-proxy real estate investment trust (REIT) stocks gaining 18% in the quarter – finishing just behind the top performing technology sector of the S&P 500.

The Fund’s return was led by eight holdings, from five different sectors that were up 20% or more for the period: Alexion Pharmaceuticals, Applied Materials, Citigroup, First Data, Lennar, Mondelez, NXP Semiconductors, and Thermo Fisher Scientific. These stocks outperformed as they continued to execute and win in their respective end-markets. Their gains marked a sharp contrast to the fourth quarter of 2018 when stocks sold off sharply and indiscriminately. As has been the case since Sound Shore’s 1978 founding, our contrarian investment process focuses not only on valuation, but also on the adaptability and sustainability of company business models.

Disruption is a term often used today to describe companies and industries facing substantive transition. However, it’s really nothing new…change and adaptation have been continuously altering the landscape for winners and losers. For example, in his 1942 work titled Capitalism, Socialism and Democracy, economist Joseph Schumpeter coined the term “creative destruction” to illustrate how innovations punish less efficient ways of doing business. By keeping our antennae up and looking for disruptive change – at the company, industry, and sector levels – Sound Shore believes we can identify sector winners led by managements building long-term value.

Sound Shore’s best first quarter contributor, electronic payments firm First Data Corporation, provides a great case study. First Data is a legacy card processor that is adapting and successfully competing in one of the fastest changing consumer markets. We invested in First Data in 2016 when its shares were valued below 10 times earnings and after it had underperformed. In contrast to Wall Street's bearish consensus at that time, our research indicated that First Data's plans to improve its traditional merchant acquiring product and reduce debt would create significant value. At the same time, management was looking to the future and making substantial investments into its mobile / point of sale brand, Clover. Today, Clover is a value enhancing, high growth franchise with one of the largest installed customer bases of any mobile payments technology. In January, First Data agreed to be acquired by another Fintech firm for a significant premium and the stock finished the quarter with a gain of 55%.

Media giant Comcast is another change beneficiary that performed well for the period, advancing 17%. We restarted our Comcast investment during the volatile fourth quarter of 2018 when it was attractively priced below 14 times earnings with an 8% free cash flow yield. While fierce media competition and the potential for cord-cutting are well known threats to Comcast, these same trends also turn out to be opportunities if managed well. For example, our due diligence concluded that many “over the top” rivals, in fact, need Comcast’s broadband service to supply content to their own customers. Symbiotically, Comcast’s NBC and Universal studios are delivering entertainment programing beyond its own cable system via over the top platforms. Comcast’s first quarter gain was well ahead of both the market and it’s lagging communication peers. Driven by fourth quarter earnings that confirmed broadband and cable subscriber growth, significant free cash, and copious dividends and buybacks, we see further upside potential.

Meanwhile, specialty pharmaceutical holding Alexion rose 38% for the quarter after the company reported solid earnings and positive new drug developments. A leader in the market for orphan drugs that focus on ultra-rare and life-threatening diseases, Alexion’s extensive research and development platform is driving innovation. We were able to purchase the stock at a below normal 14 times P/E with sustainable cash flow from long-dated patents and a promising pipeline.

Among our market laggards was recently-added Sensata Technologies, which makes sensors and controls for industrial applications. We started the position in January at a below normal 11 times earnings, and after the stock had trailed the market for a long period due to its auto end-market exposure. Versus low expectations, Sensata is on the front line of the next generation of autos, delivering computing power, safety and environmental systems as the industry upgrades current models as well as electric and autonomous vehicles. We believe management’s disciplined capital allocation should consistently grow earnings per share and improve returns on capital. Given the opportunity to significantly expand its content per vehicle as EV/AV production proliferates, we think the stock has a compelling risk/reward profile.

With the S&P 500 close to its last peak and valued at 16.4 times earnings, it should be no surprise that almost every investor meeting we have includes a discussion about whether Sound Shore is still able to find attractive investment candidates. Our answer is “yes,” and as confirmation we highlight both the preceding stock discussions, and also the 12.5 times average price-earnings multiple for Sound Shore’s portfolio.

Echoing that point, and more broadly, we refer to the exhibit below which illustrates the near record gap that has recently opened up between the most and least expensive quintiles of US stocks, based upon P/E. Importantly, this graph reflects valuation only, and not stock performance. What we find instructive is today’s extreme valuation divergence, which implies investors are crowding into the most expensive parts of the market. That said, while our contrarian value process steers us away from the most expensive parts of the market, we are careful to invest considering both valuation and the sustainability of underlying businesses and industries. Sound Shore’s four decades of long-term investing – covering more than half of the exhibit’s time period – has proven that sticking to our investment discipline over full cycles has been critical to our methodically taking advantage of these opportunistic periods.

RECORD VALUATION DISPERSION

All of the multiple expansion is in the most expensive part of the market

The chart above shows the median trailing PE ratio of most expensive and least expensive quintile of MSCI US constituents as of 12/31/17.

Source: Ken French Data Library, Bernstein Analysis

Many thanks as always for your investment alongside ours.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2019 were 0.41%, 5.94%, and 12.88%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 0.57%, 6.11%, and 13.08%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.76% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2019. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/19: Alexion Pharmaceuticals, Inc.: 2.87%; Applied Materials, Inc.: 2.67%; Citigroup, Inc.: 4.07%; Comcast Corporation Class A: 3.17%; First Data Corporation: 2.63%; Lennar Corporation: 2.40%; Mondelez International, Inc.: 2.79%; NXP Semiconductors NV: 2.53%; Sensata Technologies Holding PLC: 1.99%; and Thermo Fisher Scientific, Inc.: 2.77%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 3/31/19 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The summary prospectus and/or the prospectus contain this and other information about the Fund and are available from your financial intermediary or www.soundshorefund.com. The summary prospectus and/or prospectus should be read carefully before investing.

Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2019

	Share Amount	Value
Common Stock (95.8%) (a)
Communication Services (8.6%)
Alphabet, Inc., Class A (b)	35,795	$42,126,778
CBS Corp., Class B	1,228,000	58,366,840
Comcast Corp., Class A	1,456,800	58,242,864
		158,736,482
Consumer Discretionary (4.6%)
Lennar Corp., Class A	896,400	44,004,276
The Goodyear Tire & Rubber Co.	2,187,900	39,710,385
		83,714,661
Consumer Staples (4.8%)
Mondelez International, Inc., Class A	1,027,500	51,292,800
Walmart, Inc.	373,150	36,393,320
		87,686,120
Energy (8.6%)
Antero Resources Corp. (b)	2,310,150	20,398,625
EQT Corp.	2,066,150	42,851,951
Equitrans Midstream Corp.	1,590,090	34,632,160
TOTAL SA, ADR	1,071,400	59,623,410
		157,506,146
Financials (26.0%)
American International Group, Inc.	1,486,500	64,008,690
Aon PLC	229,150	39,115,905
Bank of America Corp.	2,676,650	73,848,773
Berkshire Hathaway, Inc., Class B (b)	355,650	71,446,528
Capital One Financial Corp.	771,450	63,019,751
Chubb, Ltd.	330,200	46,254,416
Citigroup, Inc.	1,201,150	74,735,553
Marsh & McLennan Cos., Inc.	489,250	45,940,575
		478,370,191
Health Care (16.7%)
Alexion Pharmaceuticals, Inc. (b)	390,250	52,753,995
Allergan PLC	359,550	52,641,716
Elanco Animal Health, Inc. (b)	1,194,700	38,314,029
Merck & Co., Inc.	788,850	65,608,654

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2019

	Share Amount	Value
Health Care (16.7%) (continued)
Pfizer, Inc.	1,095,900	$46,542,873
Thermo Fisher Scientific, Inc.	185,950	50,898,234
		306,759,501
Industrials (10.4%)
Delta Air Lines, Inc.	1,089,000	56,246,850
Eaton Corp. PLC	678,100	54,627,736
nVent Electric PLC	1,615,250	43,579,445
Sensata Technologies Holding PLC (b)	813,350	36,617,017
		191,071,048
Information Technology (13.8%)
Applied Materials, Inc.	1,237,350	49,073,301
First Data Corp., Class A (b)	1,835,950	48,230,406
Microsoft Corp.	450,450	53,126,073
NXP Semiconductors NV	526,400	46,528,496
Sabre Corp.	2,666,950	57,046,061
		254,004,337
Utilities (2.3%)
Exelon Corp.	829,550	41,585,341
Total Common Stock (95.8%) (cost $1,425,080,238)		1,759,433,827

Short-Term Investments (3.8%)
Money Market Fund (3.8%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 2.34% (c)	68,679,676	68,679,676
Total Short-Term Investments (3.8%) (cost $68,679,676)		68,679,676

Investments, at value (99.6%) (cost $1,493,759,914)		$1,828,113,503
Other Assets Less Liabilities (0.4%)		7,734,506
Net Assets (100.0%)		$1,835,848,009

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2019

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 30-day effective yield as of March 31, 2019.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2019

1.	Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2.	Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities.. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a.	Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2019

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2019:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,759,433,827	$–	$–	$1,759,433,827
Short-Term Investments	68,679,676	–	–	68,679,676
Total Investments	$1,828,113,503	$–	$–	$1,828,113,503

At March 31, 2019, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b.	Security Transactions

Security transactions are recorded on a trade date basis.

3.	Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement”

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2019

3.	Recent Accounting Pronouncements (continued)

(“ASU 2018-13”) which includes amendments intended to improve the effectiveness of security valuation disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

4.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Atlantic Fund Administration, LLC

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Atlantic Shareholder Services, LLC

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Schiff Hardin LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-QR-0319

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza

Portland, ME 04101

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2019